UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 29, 2026

MERIDIAN HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D555

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MRDN	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 5.02 below relating to the termination of Mr. Christensen’s employment with the Company is incorporated into this Item 1.02 by reference.

As a result of the Separation Agreement, discussed in Item 5.02, below, Mr. Christensen’s Employment Agreement with the Company, dated on or about March 7, 2025, was terminated, effective as of the Separation Date, except for such surviving obligations as set forth in the Separation Agreement, including confidentiality requirements. No material early termination penalties were incurred by the Company in connection with such termination, except as discussed in Item 5.02, below.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Chief Financial Officer (Principal Financial/Accounting Officer)

On July 29, 2026, Rich Christensen and Meridian Holdings Inc. (the “Company”, “we” and “us”) mutually agreed to accept Mr. Christensen’s resignation and mutually agreed to terminate Mr. Christensen’s employment as Chief Financial Officer (Principal Financial/Accounting Officer) and Treasurer of the Company, effective July 31, 2026, at 5:00 pm Pacific Time (the “Separation Date”). Mr. Christensen’s departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

In connection with Mr. Christensen’s departure, the Company and Mr. Christensen entered into a Separation Letter Agreement, dated July 29, 2026 (the “Separation Agreement”), pursuant to which:

•	The Company will pay Mr. Christensen’s final salary through the Separation Date within three days following the Separation Date.

•	Subject to Mr. Christensen’s compliance with the Separation Agreement, including a general release of claims and completion of a full handover of the Company’s banking, Nasdaq filing, and related accounts and access credentials, the Company will pay Mr. Christensen severance of $30,000, plus reimbursement for five days of unused 2026 paid time off, within 30 days of the later of the Separation Date or the Separation Agreement’s effective date.

•	Following the Separation Date, Mr. Christensen will provide transition and consulting services to the Company.

•	Mr. Christensen agreed to certain restrictive covenants, including confidentiality obligations (surviving 10 years following the Separation Date) and mutual non-disparagement obligations, subject to customary carve-outs for whistleblower and governmental-agency communications.

•	The Company will continue to provide Mr. Christensen with coverage under its existing directors’ and officers’ insurance policy for a minimum of three years following the Separation Date, and Mr. Christensen retains existing indemnification rights under the Company’s charter documents and the parties’ Indemnification Agreement.

The Separation Agreement will become effective automatically on the 8th day following the entry by Mr. Christensen into the agreement, if he has not revoked his acceptance by such date.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Effective on the Separation Date, Mr. Christensen ceased serving as Chief Financial Officer (Principal Financial/Accounting Officer) and Treasurer of the Company.

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(c) Officer Appointments

On, and effective on, July 31, 2026, the Board of Directors of the Company appointed (a) Zoran Milošević, the Chief Executive Officer of the MeridianBet Group (the operating group of certain of the Company’s subsidiaries), as the Company’s Chief Executive Officer and Principal Executive Officer; and (b) William Scott, the current Interim Chief Executive Officer, President and Chairman of the Company, as Chief Financial Officer and Principal Financial/Accounting Officer of the Company, and Treasurer of the Company (collectively, the “Appointments”).

In connection with the Appointments, Mr. Scott stepped down as Principal Executive Officer of the Company, Mr. Scott will continue to serve as President of the Company, and he also continues to serve as Chairman of the Board of Directors of the Company.

Mr. Milošević’s and Mr. Scott’s business experience and age, are included in the Company’s Annual Report on Form 10-K/A (Amendment No. 1), filed with the Securities and Exchange Commission on April 30, 2026 (the “Annual Report”), under “Item 10. Directors, Executive Officers and Corporate Governance”, “Executive Officers” and “Executive Officers—Zoran Milošević — Chief Executive Officer of the MeridianBet Group” and “Board of Directors” and “Board of Directors— William Scott (Chairman), Interim Chief Executive Officer (Principal Executive Officer), President, and Director”, respectively, which are incorporated by reference herein.

Mr. Scott and Mr. Milošević are not a party to any material plan, contract or arrangement (whether or not written) with the Company, nor are there any arrangements or understandings between Mr. Scott and Mr. Milošević, and any other person pursuant to which Mr. Scott and Mr. Milošević was selected to serve as a director or officer of the Company, except for (a) an indemnification agreement entered into between Mr. Scott and Mr. Milošević and the Company in the Company’s customary form (discussed an described in greater detail below under Subsection (e)), and the designation of the Company’s Series C Preferred Stock (discussed and described in the Annual Report under “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters—Series C Preferred Stock”, which description is incorporated by reference herein), pursuant to which Mr. Scott was appointed to the Board of Directors as a Series C Preferred Stock nominee by the Series C Preferred Stock holders.

Mr. Scott and Mr. Milošević are not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except as discussed above, and except as discussed in the Annual Report under “Item 11. Executive Compensation—Employment and Consulting Agreements—Employment Agreement with Zoran Milošević”, as to Mr. Milošević, and “Item 13. Certain Relationships and Related Transactions and Director Independence—Related Party Transactions”, as to both Mr. Scott and Mr. Milošević, and except for those transactions and agreements discussed in greater detail under “Item 13. Certain Relationships And Related Transactions, And Director Independence—Related Party Transactions—William Scott, the Company’s Interim Chief Executive Officer, President and Director”, in the Annual Report as to both Mr. Scott and Mr. Milošević, all of which are incorporated by reference herein.

There are no family relationships between any director or executive officer of the Company, including Mr. Scott and Mr. Milošević.

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(d) Director Appointment

Effective on July 29, 2026, the Board of Directors of the Company, with the recommendation of the Nominating and Governance Committee of the Board of Directors appointed Mr. Michael K. Prescott as a member of the Board of Directors and as a member of the Audit Committee of the Board of Directors.

The Board of Directors determined that Mr. Prescott was “independent” pursuant to the rules of the Nasdaq Capital Market and pursuant to Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

Mr. Prescott is not party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Mr. Prescott and any other person pursuant to which Mr. Prescott was selected to serve as a director of the Company, nor is Mr. Prescott a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

There are no family relationships between any director or executive officer of the Company, including Mr. Prescott.

Mr. Prescott will be entitled to receive the same compensation as the other non-executive members of the Board of Directors of the Company, as described in the Annual Report, and set forth under “Directors Compensation—Board of Director Fees” and is entitled to participate in the Company’s equity incentive plans in effect and as amended from time to time, as described in the Annual Report.

Biographical information for Mr. Prescott is provided below:

Michael K. Prescott, age 60

Mr. Prescott has served as an Adjunct Professor at Roger Williams University School of Law since August 2020. Since April 2025, Mr. Prescott has served as a director of Ingenuity Gaming Pvt. Ltd. Since October 2023, Mr. Prescott has served as Counsel with Nixon Peabody LLP, a global law firm. Prior to joining Nixon Peabody, Mr. Prescott served as an attorney with Hickley Allen from October 2021 to October 2023. From February 2019 to February 2021, Mr. Prescott served as Senior Advisor and Special Counsel to the Governor for Rhode Island Governor Gina M. Raimondo. In this role, Mr. Prescott advised the Governor and her staff on various business and legal matters. Prior to that, Mr. Prescott was Senior Vice President and General Counsel (2007 to 2018), and prior to that Vice President Deputy General Counsel (2001 to 2007), at GTECH Corporation/IGT for both that company’s Gaming and Lottery divisions. Mr. Prescott was responsible for managing and overseeing legal matters and was also responsible for monetizing IGT’s extensive global intellectual property portfolio in a separate business unit. Prior to joining IGT, Mr. Prescott was a corporate attorney at Edwards Angell (now Troutman Pepper Locke). Mr. Prescott also serves on the Board of Trustees of Miriam Hospital, Providence Rhode Island.

Mr. Prescott is admitted to practice law in the states of Connecticut and Rhode Island and was selected, through a peer-review survey, for inclusion in The Best Lawyers in America 2026 in the field of Mergers and Acquisitions Law.

Mr. Prescott earned his Bachelor of Arts degree in Political Science and History from Northwestern University, and a Juris Doctor from Emory University School of Law.

(e) Compensatory Arrangements

The Company plans to enter into a standard form of Indemnity Agreement (the “Indemnification Agreement”) with Mr. Prescott in connection with his appointment as discussed above. The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Prescott under the circumstances and to the extent provided for therein, for certain expenses he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as an officer or director of the Company, and otherwise to the fullest extent permitted under Nevada law and the Company’s governing documents. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be complete and is qualified in its entirety by the Company’s standard form of indemnification agreement incorporated by reference herein as Exhibit 10.2. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with other Company officers and directors.

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Item 7.01. Regulation FD Disclosure.

On July 29, 2026, the Company issued a press release announcing the appointments discussed in Item 5.02, above.

A copy of the press release is furnished hereto as Exhibit 99.1, and incorporated by reference into this Item 7.01 in its entirety.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Separation Agreement dated July 29, 2026, by and between Meridian Holdings Inc. and Rich Christensen
10.2

Form of Indemnification Agreement  (Filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 26, 2025, and incorporated by reference herein)

99.1**	Press Release of Meridian Holdings Inc., dated July 29, 2026
104	Inline XBRL for the cover page of this Current Report on Form 8-K

_______________

*Filed herewith.

** Furnished herewith.

The inclusion of any website address in this Form 8-K, and any exhibit hereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, those included under “Forward-Looking Statements” in the press release furnished herewith, which are incorporated by reference herein. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and future periodic reports on Form 10-K and Form 10 Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Meridian Holdings Inc./NV

Date: July 29, 2026	By:	/s/ William Scott
William Scott
President

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